Exhibit 99.1

N E W S R E L E A S E

FOR IMMEDIATE RELEASE

MEDIA CONTACTS:

Jeannine Addams
Kristin Wohlleben
J.Addams & Partners, Inc.
404/231-1132 phone
jfaddams@jaddams.com
kwohlleben@jaddams.com

INVESTOR CONTACT:

Carol Knies
Senior Director of Investor Relations
Exide Technologies
678/566-9316 phone
carol.knies@exide.com

Exide Technologies Appoints James R. Bolch as President and Chief Executive Officer

Milton, Georgia – (June 15, 2010) – The Board of Directors of Exide Technologies, (NASDAQ: XIDE, www.exide.com) a global leader in stored electrical-energy solutions, announced today that James R. Bolch has been appointed President and Chief Executive Officer of the Company, effective July 26, also joining the Exide Board of Directors at that time. Bolch will succeed Gordon A. Ulsh, Exide’s current Chief Executive Officer, who will retire and step down from the Board on July 26. Ulsh, 64, who has served Exide in this leadership capacity since April of 2005, had previously informed the Board of his intention to retire as part of the Company’s long-term succession planning process.

Jim Bolch, 52, currently serves as Senior Vice President and President, Industrial Technologies Sector at Ingersoll Rand Company. Ingersoll Rand (NYSE: IR) is a global diversified industrial firm providing products, services and solutions to enhance the quality and comfort of air in homes and buildings, transport and protect food and perishables, secure homes and commercial properties, and enhance industrial productivity and efficiency.

“The Board of Directors conducted a comprehensive review of a strong field of candidates and has the utmost confidence in Jim Bolch. He is the ideal leader for Exide, combining deep operational acumen with a proven track record of driving innovation and strategic growth,” said John P. Reilly, Chairman of the Board of Exide Technologies. “His broad expertise and insights will be instrumental in strengthening Exide’s position as an integrated global supplier of environmentally sound energy storage products and solutions for traditional and alternative energy markets – building on the successful model that Gordon Ulsh and his team have executed during the past five years.”

Jim Bolch brings to Exide a career spanning 29 years in global industrial businesses serving a variety of customer segments. Since 2005, he has led the $2.2 billion Industrial Technologies Sector of Ingersoll Rand, with multiple business lines and 25 global manufacturing sites, serving every part of the world through 10,000 employees. The sector’s businesses include air compressors, tools, materials handling, fluid handling and compact vehicles. In this role, Bolch drove operational improvements and implemented innovation processes to drive revenue growth and profitability for the business while increasing focus on customer satisfaction.

He joined Ingersoll Rand in 2005 from Schindler Elevator Corporation, where as Executive Vice President of the Service Business, he led the North American services functions, including sales, marketing and service delivery, achieving record revenue and profits, improving customer retention and instituting major process improvements.

Prior to his tenure at Schindler Elevator Corporation, Bolch spent 21 years with United Technologies Corporation (UTC), starting in engineering with United Technologies Optical Systems as Business Area Manager, later moving to Otis Elevator Company. Between 1991 and 1999, he held positions of increasing responsibility at Otis in operations, services and product administration. He progressed to Vice President, Otis Global Service, a $3 billion business that serviced more than one million elevators globally.

In his last role at UTC, he served as Vice President, Operations, for the UTC Power Division, where he created and implemented business strategies to commercialize fuel cell production for distributed generation and transportation markets.

A native of Shreveport, Louisiana, he earned his Bachelor of Science and Master’s degrees in Mechanical Engineering from Tulane University and the University of Florida, respectively. Bolch also completed the Advanced Management Program at Harvard Business School.

“I am honored and proud to succeed Gordon Ulsh as President and Chief Executive Officer of Exide Technologies. With its innovative technologies and rapidly expanding R&D and Engineering initiatives, technology partnerships, a growing service business and the right mix of people, processes and products, Exide is well positioned to accelerate its growth in today’s dynamic and challenging marketplace,” said Bolch. “I look forward to leading Exide and its 10,000 employees worldwide. Together, we will continue driving the Company forward – providing customers with distinctive technological advances and solutions that can improve their businesses while strengthening Exide for all of its stakeholders.”

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About Exide Technologies

Exide Technologies, with operations in more than 80 countries, is one of the world’s largest producers and recyclers of lead-acid batteries. The Company’s four global business groups – Transportation Americas, Transportation Europe and Rest of World, Industrial Energy Americas and Industrial Energy Europe and Rest of World – provide a comprehensive range of stored electrical energy products and services for industrial and transportation applications.

Transportation markets include original-equipment and aftermarket automotive, heavy-duty truck, agricultural and marine applications, and new technologies for hybrid vehicles and automotive applications. Industrial markets include network power applications such as telecommunications systems, electric utilities, railroads, photovoltaic (solar-power related) and uninterruptible power supply (UPS), and motive-power applications including lift trucks, mining and other commercial vehicles.

Further information about Exide, including its financial results, are available at www.exide.com.

Forward-Looking Statements

Except for historical information, this press release may be deemed to contain “forward-looking” statements. The Company is including this cautionary statement for the express purpose of availing itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Examples of forward-looking statements include, but are not limited to (a) projections of revenues, cost of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, the effect of currency translations, capital structure, and other financial items, (b) statements of plans and objectives of the Company or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulating authorities, (c) statements of future economic performance, and (d) statements of assumptions, such as the prevailing weather conditions in the Company’s market areas, underlying other statements and statements about the Company or its business.

Factors that could cause actual results to differ materially from these forward looking statements include, but are not limited to, the following general factors such as: (i) the fact that lead, a major constituent in most of the Company’s products, experiences significant fluctuations in market price and is a hazardous material that may give rise to costly environmental and safety claims, (ii) the Company’s ability to implement and fund business strategies based on current liquidity, (iii) the Company’s ability to realize anticipated efficiencies and avoid additional unanticipated costs related to its restructuring activities, (iv) the cyclical nature of the industries in which the Company operates and the impact of current adverse economic conditions on those industries, (v) unseasonable weather (warm winters and cool summers) which adversely affects demand for automotive and some industrial batteries, (vi) the Company’s substantial debt and debt service requirements which may restrict the Company’s operational and financial flexibility, as well as imposing significant interest and financing costs, (vii) the litigation proceedings to which the Company is subject, the results of which could have a material adverse effect on the Company and its business, (viii) the realization of the tax benefits of the Company’s net operating loss carry forwards, which is dependent upon future taxable income, (ix) the negative results of tax audits in the U.S. and Europe which could require the payment of significant cash taxes, (x) competitiveness of the battery markets in the Americas and Europe, (xi)  risks involved in foreign operations such as disruption of markets, changes in import and export laws, currency restrictions, currency exchange rate fluctuations and possible terrorist attacks against U.S. interests, (xii) the ability to acquire goods and services and/or fulfill later needs at budgeted costs, (xiii) general economic conditions, (xiv) the Company’s ability to successfully pass along increased material costs to its customers, and (xv) recently adopted U.S. lead emissions standards and the implementation of such standards by applicable states.

The Company cautions each reader of this press release to carefully consider those factors hereinabove set forth and those factors described in the Company’s annual report on Form 10-K filed on June 2, 2010.  Such factors and statements have, in some instances, affected and in the future could affect the ability of the Company to achieve its projected results and may cause actual results to differ materially from those expressed herein.  We undertake no obligation to update any forward-looking statements in this press release.